SIXTH AMENDMENT TO BUSINESS LOAN

AGREEMENT

This SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT (“Sixth Amendment”) is dated as of September 29, 2011 (“Sixth Amendment Effective Date”), by and between CEDAR RAPIDS BANK & TRUST COMPANY (the “Lender”) and MACC PEI Liquidating Trust, a Delaware trust f/k/a  MACC Private Equities, Inc., and MorAmerica Capital Corporation (the “Borrower”).

RECITALS:

WHEREAS, the Borrower and the Lender are parties to (i) that certain Business Loan Agreement dated as of August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008,  a Second Amendment to Business Loan Agreement and Security Agreements dated as of August 14, 2009 a Third Amendment to Business Loan Agreement dated as of March 31, 2010, a Fourth Amendment to Business Loan Agreement dated August 16, 2010 and a Fifth Amendment to Business Loan Agreement dated January 10, 2011 (collectively the “Loan Agreement”); and (ii) the Commercial Security Agreement, dated as of August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008 and a Second Amendment to Business Loan Agreement and Security Agreements dated as of August 14, 2009 (the “Commercial Security Agreement”); and (iii) the Commercial Pledge and Security Agreement dated as of August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008 and a Second Amendment to Business Loan Agreement and Security Agreements dated as of August 14, 2009 (the “Commercial Pledge and Security Agreement” and together with the Loan Agreement, the Commercial Security Agreement, and the Related Documents collectively, the “Operative Documents”);

WHEREAS, Borrower and the Lender desire to provide for Lender’s consent to the transfer of the assets of the Borrower, extend the due date of the Indebtedness and amend certain covenants to the Loan Agreement.

WHEREAS Borrower and Lender desire to amend certain provisions of the Loan Agreement, to accomplish the foregoing.

AMENDMENTS

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

SECTION 1.                      DEFINITIONS.  All terms contained in this Sixth Amendment and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.  After the Sixth Amendment Effective Date, all references in the Loan Agreement, as amended, to "this Agreement", "herein", "hereunder" and words of similar import shall be deemed to be references to the Loan Agreement as amended hereby.  References in the Operative Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as so amended.

SECTION 2.                      AMENDMENTS TO THE LOAN AGREEMENT.  The Bank and Borrower hereby agree, effective upon the Sixth Amendment Effective Date, that the Loan Agreement shall be amended as follows:

2.0           The DEFINITIONS Section of the Loan Agreement is amended by inserting in the appropriate alphabetical order, the following definition:
Sixth Amendment Effective Date.  The term “Sixth Amendment Effective Date” means the effective date of the Sixth Amendment as set forth therein.

2.1           The DEFINITIONS Section of the Loan Agreement is amended by striking and deleting the definition of the term “Borrower” and inserting in lieu thereof the following:

Borrower:  The term “Borrower” means MACC PEI Liquidating Trust and includes all co-signers and co-makers signing the Note and all their successor and assigns.

2.2  The Maturity Box section of the Loan Agreement shall be amended by striking and deleting the same and inserting in lieu thereof the following

Maturity
September 15, 2012

SECTION 3.  EXIT FEE:  This Exit Fee required in Section 3 of the Fifth Amendment to Business Loan and Security Agreement dated January 10, 2011 is deleted and the following provision is inserted in lieu thereof

EXIT FEE:  An Exit Fee equal to the amount listed in the following schedule shall be due upon payment of the Note in full.

Final Payment Date	Exit Fee
On or before December 31, 2011	$50,000.00
From January 1, 2012 to March 31, 2012	$60,000.00
From April 1, 2012 to June 30, 2012	$70,000.00
After July 1, 2012	$80,000.00

SECTION 4.  CONSENT.  Lender hereby consents to the transfer of the assets and the assumption of the liabilities of MACC Private Equities, Inc. to and by MACC PEI Liquidating Trust in accordance with the terms of the Plan of Liquidation and Dissolution of MACC Private Equities, Inc. dated April 13, 2011 and the Bill of Sale, Assignment, Acceptance and Assumption Agreement dated September __ 2011 a copy of which is attached hereto as Exhibit A.  MACC PEI Liquidating Trust ratifies and confirms the grant of a security interest in the Collateral, as provided in the Operating Documents, and the authorizes the Lender to file amendments to any financing statement and to file new financing statement in any jurisdictions deemed necessary by the Lender to continue the perfection of the security interest previously granted pursuant to the Operative Documents.  MACC PEI Liquidating Trust agrees to execute any and all replacement promissory notes, agreement and other documents reasonable requested by the Lender to evidence the assumption of liability under the Loan Agreement.  MACC PEI Liquidating Trust is a Delaware Statutory Trust under the Delaware Statutory Trust Act (12 Del. Sec 3801 et seq.) and its state organizational ID number is _____________________.

SECTION 5.                      COVENANT.  To induce Lender to execute and deliver this Sixth Amendment, Borrower shall pay to Lender a fee in the amount of $5000.00 which fee is due and payable on the date of this Sixth Amendment.

SECTION 6.                      EFFECT OF AMENDMENT.  Any terms of the Loan Agreement or any documents which have not been expressly modified or amended by this Sixth Amendment are hereby ratified and confirmed and shall remain in full force and effect between the parties.

SECTION 7.                      COUNTERPARTS.  This Sixth Amendment may be executed in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all of which taken together shall constitute one (1) instrument.  Any of the parties hereto may execute this Sixth Amendment by signing any such counterpart.

SECTION 8.                      CONSTRUCTION.  This Sixth Amendment shall be governed by and construed in accordance with the law of the State of Iowa.  Section and paragraph headings contained herein are for the convenience of reference only, and shall not be construed as to affect the interpretation or construction of any substantive provision of this Sixth Amendment

SECTION 9.                      Borrower hereby acknowledges receipt of a copy of this Agreement.

IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE ALSO APPLIES TO ANY OTHER LOAN AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as the day and year first above written.

MACC PEI Liquidating Trust f/k/a/ PRIVATE	CEDAR RAPIDS BANK & TRUST
EQUITIES, INC. and MorAMERICA Capital Corporation	COMPANY

By:	NL Strategies, Inc., Managing Trustee

By:	/s/ Kevin J Gadawksi	By:	/s/ John Hall
Kevin J Gadawksi, President	John Hall	, its	AVP

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